                                          OPPENHEIMER MIDCAP FUND
                                   Supplement dated July 1, 2002 to the
                                    Prospectus dated February 28, 2002

The Prospectus is changed as follows:

1.   The Prospectus supplement dated May 15, 2002 is deleted and replaced by this supplement.

2.   The commission  payments to  broker-dealers  on purchases of Class A shares  subject to a contingent  deferred sales charge by grandfathered  retirement  accounts has changed.  Therefore,  the fourth  sentence of the first  paragraph  under "How Can You Buy
     Class A Shares? - Class A Contingent Deferred Sales Charge" on page 18 is deleted and replaced with the following  sentence:  "For grandfathered  retirement  accounts,  the  concession  is 0.75% of the first $2.5 million of purchases  plus 0.25% of purchases in excess of $2.5 million."

3.   The section  captioned  "Distribution  and Service  (12b-1)  Plans - Service Plan for Class A Shares" is revised by adding the following  after the third sentence in that  paragraph:  "With respect to Class A shares subject to a Class A contingent  deferred sales charge purchased by grandfathered  retirement accounts, the Distributor pays the 0.25% service fee to dealers in advance for the first year after the shares are sold by the  dealer.  After the shares  have been held for a year,  the  Distributor  pays the service fee to dealers on a quarterly basis."

4.   The Prospectus is changed by replacing the subsection "How the Fund is Managed-Advisory Fees" on page 12 with the following:

     Advisory Fees. Under the investment advisory agreement, effective March 1, 2002, the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 0.75% of the first $200 million of average annual net assets of the Fund; 0.72% of the next $200 million; 0.69% of the next $200 million; 0.66% of the next $200 million; 0.60% of the next $700 million; 0.58% of the next $1 billion and 0.56% of average annual net assets in excess of $2.5 billion. Prior to March 1, 2002, the annual advisory fee rate was: 0.75% of the first $200 million of average annual net assets of the Fund; 0.72% of the next
     $200 million; 0.69% of the next $200 million; 0.66% of the next $200 million; and 0.60% of average annual net assets in excess of
     $800 million.  The Fund's management fee for the fiscal year ended October 31, 2001 was 0.66% of average annual net assets for each class of shares.

July 1, 2002                                                                            PS0745.021

                                          OPPENHEIMER MIDCAP FUND
                                   Supplement dated July 1, 2002 to the
                                   Statement of Additional Information
                                             dated February 28, 2002

The Statement of Additional Information is changed as follows:

1.   The supplement dated March 20, 2002 is deleted and replaced by this supplement.

2.   The  section  captioned  "Distribution  and  Service  Plans - Class A Service  Plan  Fees" on page 36 is revised by adding the following to the end of the first paragraph:  "With respect to purchases of Class A shares subject to a contingent  deferred sales charge by certain retirement plans that purchased such shares prior to March 1, 2001 ("grandfathered  retirement  accounts"),  the
     Distributor  currently  intends to pay the service fee to Recipients in advance for the first year after the shares are purchased.
     After the first year shares are outstanding,  the Distributor makes service fee payments to Recipients  quarterly on those shares.
     The advance  payment is based on the net asset value of shares sold.  Shares  purchased by exchange do not qualify for the advance service fee payment.  If Class A shares  purchased by grandfathered  retirement  accounts are redeemed during the first year after their  purchase,  the Recipient of the service fees on those shares will be obligated to repay the  Distributor a pro rata portion of the advance payment of the service fee made on those shares.

3.   Delete the Appendix captioned "Industry Classifications" and replace it with the following:

                                                               APPENDIX

                                                       INDUSTRY CLASSIFICATIONS

Aerospace & Defense                            Household Durables
Air Freight & Couriers                         Household Products
Airlines                                           Industrial Conglomerates
Auto Components                                    Insurance
Automobiles                                        Internet & Catalog Retail
Banks                                              Internet Software & Services
Beverages                                          Information Technology Consulting & Services
Biotechnology                                      Leisure Equipment & Products
Building Products                                  Machinery
Chemicals                                          Marine
Commercial Services & Supplies                 Media
Communications Equipment                           Metals & Mining
Computers & Peripherals                        Multiline Retail
Construction & Engineering                     Multi-Utilities
Construction Materials                             Office Electronics
Containers & Packaging                         Oil & Gas
Distributors                                       Paper & Forest Products
Diversified Financials                             Personal Products
Diversified Telecommunication Services             Pharmaceuticals
Electric Utilities                                 Real Estate
Electrical Equipment                               Road & Rail
Electronic Equipment & Instruments             Semiconductor Equipment & Products
Energy Equipment & Services                    Software
Food & Drug Retailing                          Specialty Retail
Food Products                                      Textiles & Apparel
Gas Utilities                                      Tobacco
Health Care Equipment & Supplies               Trading Companies & Distributors
Health Care Providers & Services               Transportation Infrastructure
Hotels Restaurants & Leisure                   Water Utilities
                                                   Wireless Telecommunication Services

July 1, 2002                                                                            PX0745.013